Agreement to Make Joint Filing

Agreement made as of the 19th day of May, 2020, by and among Storage Capital, LLC, David K. Schafer, Ryan L. Schafer, and Carl G. Bardy, Jr.

WHEREAS, Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 provides that whenever two or more persons are required to file a statement containing the information required by Schedule 13D with respect to the same securities, only one such statement need be filed, so long as, among other things, such filing includes as an exhibit an agreement among such persons that such a statement is filed on behalf of each of them;

WHEREAS, in connection with certain holdings of Global Self Storage, Inc. (“SELF”), each of the parties to this Agreement is required to file a statement containing the information required by Schedule 13D with respect to the holdings of SELF;

NOW THEREFORE, the parties hereby agree that one statement containing the information required by Schedule 13D shall be filed on behalf of each party hereto.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first written above.

STORAGE CAPITAL, LLC

By:
David K. Schafer
Member

David K. Schafer

Ryan L. Schafer

/s/ Carl G. Bardy, Jr.
Carl G. Bardy, Jr.

Agreement to Make Joint Filing

Agreement made as of the 19th day of May, 2020, by and among Storage Capital, LLC, David K. Schafer, Ryan L. Schafer, and Carl G. Bardy, Jr.

WHEREAS, Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 provides that whenever two or more persons are required to file a statement containing the information required by Schedule 13D with respect to the same securities, only one such statement need be filed, so long as, among other things, such filing includes as an exhibit an agreement among such persons that such a statement is filed on behalf of each of them;

WHEREAS, in connection with certain holdings of Global Self Storage, Inc. (“SELF”), each of the parties to this Agreement is required to file a statement containing the information required by Schedule 13D with respect to the holdings of SELF;

NOW THEREFORE, the parties hereby agree that one statement containing the information required by Schedule 13D shall be filed on behalf of each party hereto.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first written above.

STORAGE CAPITAL, LLC

By:	/s/ David K. Schafer
David K. Schafer
Member

/s/ David K. Schafer
David K. Schafer

Ryan L. Schafer

Carl G. Bardy, Jr.

Agreement to Make Joint Filing

Agreement made as of the 19th day of May, 2020, by and among Storage Capital, LLC, David K. Schafer, Ryan L. Schafer, and Carl G. Bardy, Jr.

WHEREAS, Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 provides that whenever two or more persons are required to file a statement containing the information required by Schedule 13D with respect to the same securities, only one such statement need be filed, so long as, among other things, such filing includes as an exhibit an agreement among such persons that such a statement is filed on behalf of each of them;

WHEREAS, in connection with certain holdings of Global Self Storage, Inc. (“SELF”), each of the parties to this Agreement is required to file a statement containing the information required by Schedule 13D with respect to the holdings of SELF;

NOW THEREFORE, the parties hereby agree that one statement containing the information required by Schedule 13D shall be filed on behalf of each party hereto.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first written above.

STORAGE CAPITAL, LLC

By:
David K. Schafer
Member

David K. Schafer

/s/ Ryan L. Schafer
Ryan L. Schafer

Carl G. Bardy, Jr.